SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15 (d) of
The Securities Exchange Act of 1934

October 30, 2003

October 29, 2003
Date of Report	(Date of earliest event reported)

Maxwell Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-10964	95-2390133
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9244 Balboa Avenue, San Diego, California		92123
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(858) 279-5100

Not applicable

(Former name or former address, if changed since last report.)

Item 7.                                                             Financial Statements, Pro Forma Financial Information and Exhibits

(c)          Exhibits.

Exhibit 99.1            News release dated October 29, 2003

Item 12.                  Results of Operations and Financial Condition

On October 29, 2003 Maxwell Technologies, Inc. (the “Company”) issued a press release announcing its financial results for the third fiscal quarter of 2003.  This press release is attached as an exhibit to this Current Report on form 8-K and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Maxwell Technologies, Inc.

Date: October 30, 2003	By	/s/ Tesfaye Hailemichael

	Name	Tesfaye Hailemichael

	Title	Chief Financial Officer